UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 7, 2022, the Board of Directors (the “Board”) of Flux Power Holdings, Inc. (the “Company”) expanded the role of the Company’s current Vice President of Operations, Mr. Jeffrey Mason, to include additional Company authority and delegation. Mr. Mason will continue to receive his existing annual salary of $200,000 in connection with his services as the Vice President of Operations. In connection with the expansion of his role, Mr. Mason will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on April 9, 2019 and is incorporated by reference herein.

Jeffrey C. Mason, age 52. Mr. Mason served as the Director of Manufacturing of the Company from December 2020 to December 2021, and Vice President of Operations since December 2021. Prior to joining the Company, Mr. Mason was the plant manager at NEO Tech from March 2017 to January 2021 after being promoted from Director of Operations from December 2013 to March 2017. Mr. Mason has also worked for Sumitomo Electric Interconnect Products, Inc., Radio Design Labs, Inc., and Motorola Inc. during his career. Mr. Mason received his Master of Business Administration in International Business in 2015 and his Bachelor of Business Administration/Management in 2013 from NorthCentral University. Mr. Mason is also Total Productive Maintenance (TPM) Instructor Certified by the Japan Institute of Plant Maintenance, Tokyo, Japan.

There are no family relationships between Mr. Mason and any director, director nominee, or executive officer of the Company, and Mr. Mason does not have an interest in any transaction that would be reportable under Item 404(a) of Regulation S-K.

The November 15, 2022 press release announcing the expansion of Mr. Mason’s executive role is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit	Exhibit Description
99.1	Press Release, dated November 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: November 15, 2022